Exhibit 99.2

MICROSEMI FINANCIAL CONTACT: John W. Hohener

Executive Vice President and CFO

Phone: (949) 380-6100

MICROSEMI INVESTOR CONTACT: Robert C. Adams

Vice President of Corporate Development

Phone: (949) 380-6100

Microsemi Corporation Completes Acquisition of PMC-Sierra, Inc.

ALISO VIEJO, California—Jan. 15, 2016—Microsemi Corporation (Nasdaq: MSCC) (“Microsemi”), a leading provider of semiconductor solutions differentiated by power, security, reliability and performance, announced today that Microsemi’s wholly-owned subsidiary Lois Acquisition Corp. successfully merged with and into PMC-Sierra, Inc. (Nasdaq: PMCS) (“PMC”), completing Microsemi’s acquisition of PMC. Under Section 251(h) of the General Corporation Law of the State of Delaware, no vote of PMC’s stockholders was required to consummate the merger.

At the effective time of the merger, each outstanding share of PMC common stock (other than shares directly owned by PMC, Microsemi, Lois Acquisition Corp. or any other subsidiary of Microsemi and shares held by PMC stockholders that are entitled to and have properly demanded appraisal of such shares under Delaware law) was converted into the right to receive $9.22 in cash and 0.0771 shares of Microsemi common stock, together with cash in lieu of any fractional shares of Microsemi common stock, without interest and less any applicable withholding taxes, the same price received by PMC stockholders who validly tendered their shares in the related exchange offer. Following the merger, PMC shares will cease to be traded on Nasdaq.

“We are pleased to complete the acquisition of PMC-Sierra,” said James J. Peterson, Microsemi’s chairman and CEO. “PMC’s innovative semiconductor and software solutions are transforming the networks that connect, move and store big data. As we integrate we will leverage its industry-leading talent base and product portfolio, driving the combined company’s next wave of innovation and securing our standing as a semiconductor industry leader.”

About Microsemi

Microsemi Corporation (Nasdaq: MSCC) offers a comprehensive portfolio of semiconductor and system solutions for communications, defense & security, aerospace and industrial markets. Products include high-performance and radiation-hardened analog mixed-signal integrated circuits, FPGAs, SoCs and ASICs; power management products; timing and synchronization devices and precise time solutions, setting the world's standard for time; voice processing devices; RF solutions; discrete components; security technologies and scalable anti-tamper products; Ethernet solutions; Power-over-Ethernet ICs and midspans; as well as custom design capabilities and services. Microsemi is headquartered in Aliso Viejo, Calif., and has approximately 3,600 employees globally. Learn more at www.microsemi.com.

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Microsemi and the Microsemi logo are registered trademarks or service marks of Microsemi Corporation and/or its affiliates. Third-party trademarks and service marks mentioned herein are the property of their respective owners.

Forward-Looking Statements

This release contains forward-looking statements based on current expectations or beliefs, as well as a number of assumptions about future events, and these statements are subject to factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements are not a guarantee of future performance and are subject to a number of uncertainties and other factors, many of which are outside the control of Microsemi. The forward-looking statements in this release address a variety of subjects including, for example, statements regarding the potential benefits (including the potentially accretive and synergistic benefits) of Microsemi’s acquisition of PMC-Sierra Inc. (“PMC”) , Microsemi’s expected future performance (including expected results of operations and financial guidance), and the combined company’s future financial condition, operating results, strategy and plans. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. Potential risks and uncertainties include, but are not limited to, such factors as the ultimate outcome and results of integrating the operations of Microsemi and PMC, the ultimate outcome of Microsemi’s operating strategy applied to PMC and the ultimate ability to realize synergies; the effects of the business combination of Microsemi and PMC, including the combined company’s future financial condition, operating results, strategy and plans; negative or worsening worldwide economic conditions or market instability; downturns in the highly cyclical semiconductor industry; our ability to successfully implement our acquisitions strategy or integrate other acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; Microsemi's reliance on government contracts for a significant portion of its sales, including impacts of any termination or renegotiation of such contracts, uncertainties of governmental appropriations and national defense policies and priorities and effects of any past or future government shutdowns; risks related to the company's international operations and sales, including political instability, trade restrictions and sanctions, restrictions in the transfer or repatriation of funds, currency fluctuations and availability of transportation services; potential non-realization of expected orders or non-realization of backlog; failure to make sales indicated by the company's book-to-bill ratio; intense competition in the semiconductor industry and resultant downward price pressure; the effect of events such as natural disasters and related disruptions on our operations; the concentration of the factories that service the semiconductor industry; delays in beginning production, implementing production techniques, resolving problems associated with technical equipment malfunctions, or issues related to government or customer qualification of facilities; our dependence on third parties for key functions; increases in the costs of credit and the availability of credit or additional capital only under more restrictive conditions or not at all; changes to laws or regulations; unanticipated changes in Microsemi's tax obligations, results of tax examinations or exposure to additional income tax liabilities; changes in generally accepted accounting principles; principal, liquidity and counterparty risks related to Microsemi's holdings in securities; inability to develop new technologies and products to satisfy changes in customer demand or the development by the company's competitors of products that decrease the demand for Microsemi's products; unfavorable or declining conditions in end markets; inability of Microsemi's compound semiconductor products to compete successfully with silicon-based products; production delays related to new compound semiconductors; variability of the company's manufacturing yields; potential effects of system outages; inability by Microsemi to fulfill customer demand and resulting loss of customers; variations in customer order preferences; difficulties foreseeing future demand; rises in inventory levels and inventory obsolescence; environmental or other regulatory matters or litigation, or any matters involving contingent liabilities or other claims; the uncertainty of litigation, the costs and expenses of litigation, the potential material adverse effect litigation could have on Microsemi's business and results of operations if an adverse determination in litigation is made, and the time and attention required of management to attend to litigation; difficulties in determining the scope of, and procuring and maintaining, adequate insurance coverage; difficulties and costs of protecting patents and other proprietary rights; the hiring and retention of qualified personnel in a competitive labor market; any circumstances that adversely impact the end markets of acquired businesses; and difficulties in closing or disposing of operations or assets or transferring work, assets or inventory from one plant to another. In addition to these factors and any other factors mentioned elsewhere in this news release, the reader should refer as well to the factors, uncertainties or risks identified in the most recent Form 10-K reports and any subsequent Form 10-Q reports filed by Microsemi or PMC with the SEC. Additional risk factors may be identified from time to time in Microsemi's future filings. The forward-looking statements included in this release speak only as of the date hereof, and Microsemi does not undertake any obligation to update these forward-looking statements to reflect subsequent events or circumstances.

Source: Microsemi Corporation